Exhibit 10.1

SUBSCRIPTION AGREEMENT FOR UNITS
SILVER BULL RESOURCES, INC.
THE UNITS BEING OFFERED FOR SALE MAY ONLY BE PURCHASED BY ELIGIBLE PURCHASERS

IMPORTANT
The following items in this Subscription Agreement have been completed (please initial each applicable box):
All Eligible Purchasers:
☐	All Purchaser information, as applicable, in the boxes on pages 1 to 3 hereof.
☐	Unless other arrangements acceptable to the Company have been made, a wire transfer (which includes any wire transfer fee) as outlined in Section 9 hereof.
☐	Appendix “I” – Investor Certificate and, if the Purchaser is an individual accredited investor, Appendix “I-A” – Risk Acknowledgment Form for Accredited Investors who are Individuals.
and
☐ Appendix “II” – U.S. Investors (if the Purchaser is a U.S. Person or does not satisfy the conditions set out in Section 4.2(a)).

A completed and executed copy of this Subscription Agreement, including the items required to be completed as set out above, must be delivered, by no later than 4:00 p.m. (Vancouver time) on June 12, 2017, to Silver Bull Resources, Inc., Suite 1610, 777 Dunsmuir Street, Vancouver, B.C. V7Y 1K4, Attention: Sean Fallis, Tel: 604-687-5800, Facsimile: 604-563-6004, Email: sfallis@silverbullresources.com.

Subscription No.
PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT – UNITS

TO:                  SILVER BULL RESOURCES, INC. (the “Company”)
The undersigned (the “Purchaser”), on its own behalf, and, if applicable, on behalf of a principal for whom it is acting hereunder, hereby irrevocably subscribes for and agrees to purchase from the Company the number of units of the Company (the “Units” and each individually, a “Unit”) set forth below for the aggregate subscription price set forth below, representing a subscription price of CDN$0.08 per Unit (the “Subscription Price”).  Each Unit is comprised of one common share in the capital of the Company (a “Common Share”) and one Common Share purchase warrant (a “Warrant”).  Each Warrant shall entitle the holder thereof to acquire one Common Share (a “Warrant Share”) at a price of CDN$0.13 until the date that is two years following the Closing Date (as defined herein). This subscription plus the attached terms and conditions (the “Terms and Conditions”), each completed and executed Investor Certificate for Canadian Residents and the exhibits and appendices attached hereto and thereto, are collectively referred to as the “Subscription Agreement”. The Purchaser agrees to be bound by the Terms and Conditions including without limitation the terms, representations, warranties and covenants set forth in the applicable schedules attached thereto and agrees that the Company may rely upon the covenants, representations and warranties contained in this Subscription Agreement.

SUBSCRIPTION AND SUBSCRIBER INFORMATION
Please print all information (other than signatures), as applicable, in the space provided below.
Number of Units:
(Name of Purchaser - please print)
Aggregate Subscription Price: CDN$
By:
Authorized Signature
If the person signing this subscription is not purchasing, nor deemed by applicable securities regulation to be purchasing, as principal and is signing as agent for one or more principals, complete the following for each such principal (attach additional pages if required):

(Official Capacity or Title – please print)

Please print name of individual whose signature appears above if different than the name of the purchaser printed above.

(Address of Residence)	(Name of Principal)
(Address of Residence)
(Purchaser’s E-mail)
(Principal’s E-mail)
(Purchaser’s Telephone No.)	(Principal’s Telephone No.)

Registration Instructions: As above ☐ or	Delivery Instructions: As above ☐ or
Name [Please Print]	Account reference, if applicable

Account reference, if applicable	Contact Name [Please Print]

Address	Address

(Telephone Number)

Additional Purchaser Information

Present Ownership of Securities

The Purchaser either [check appropriate box]:

☐	does not own, directly or indirectly, or exercise control or direction over, any Common Shares in the capital of the Company or securities convertible into Common Shares; or

☐	owns directly or indirectly, or exercises control or direction over, ________________ Common Shares and convertible securities entitling the Purchaser to acquire an additional ______________ Common Shares.

Insider Status

The Purchaser either [check appropriate box]:

☐        is an “Insider” of the Company as defined in the Securities Act (British Columbia), namely: “Insider” means:

(a)	a director or an officer of the Company;
(b)	a director or an officer of a person that is itself an insider or subsidiary of the Company;

(c)	a person that has beneficial ownership of, or control or direction over, directly or indirectly, or a combination of beneficial ownership of, and control or director over, directly or indirectly, securities of the Company carrying more than 10% of the voting rights attached to all of the Company’s outstanding securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person as underwriter in the course of a distribution;
(d)	the Company itself if it holds any of its own securities;
(e)	a person designated as an insider under an order made under section 3.2 of the Securities Act (British Columbia); or
(e)	a person that is in a prescribed class of persons.

☐        is not an “Insider” of the Company.

SILVER BULL RESOURCES, INC. accepts the subscription set forth above this ____ day of __________, 2017.

Authorized Signatory

TERMS AND CONDITIONS
 OF UNITS PRIVATE PLACEMENT

1. Subscription
The Purchaser hereby irrevocably subscribes for and agrees to purchase from the Company, that number of units (the “Units” and each individually, a “Unit”) of the Company set forth on page 1 of this Subscription Agreement. Each Unit is comprised of one common share in the capital of the Company (a “Common Share”) and one Common Share purchase warrant (a “Warrant”). Each Warrant shall entitle the holder thereof to acquire one Common Share (a “Warrant Share”) at a price of CDN$0.13 per Warrant Share at any time on or before 4:00 p.m. (Vancouver time) on the first business day that is two years after the Closing Date (as defined below). The Purchaser acknowledges that this subscription forms part of a larger offering by the Company of Units (the “Offering”).

2. Conditions of Purchase
2.1	The Purchaser acknowledges that the Company's obligation to sell the Units to the Purchaser is subject to, among other things, the conditions that:
(a)
the Purchaser duly completes, executes and returns to the Company this subscription, together with all documents required by applicable securities laws, the Toronto Stock Exchange (the “Exchange”) and the OTCQB for delivery to the offices of the lawyers for the Company on behalf of the Purchaser, by no later than 4:00 p.m. (Vancouver time) on June 12,  2017 to Silver Bull Resources, Inc., Suite 1610, 777 Dunsmuir Street, Vancouver, B.C. V7Y 1K4, Attention: Sean Fallis, Facsimile: 604-563-6004, Email: sfallis@silverbullresources.com, including a duly completed and executed Appendix “I” – Investor Certificate;

(b)	payment has been made by the Purchaser of the Subscription Price as set out in Section 9 hereof;
(c)	the Company has accepted, in whole or in part, this Subscription Agreement, subject to Section 2.2;
(d)	all necessary regulatory, Exchange and OTCQB approvals have been obtained by the Company prior to the Closing (as defined below);
(e)
the sale of the Units is exempt from the requirement to file a prospectus or registration statement and the requirement to prepare and deliver an offering memorandum or similar document under any applicable statute relating to the sale of the Units or upon the issuance of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus or registration statement or delivering an offering memorandum or similar document;

(f)
all covenants, agreements and conditions contained in this Subscription Agreement to be performed by the Purchaser have been performed or complied with in all material respects on or prior to the Closing; and

(g)
the representations, warranties and certifications of the Purchaser in this Subscription Agreement, including in any appendices hereto or other document delivered to the Company in connection with the Purchaser’s subscription, are true and correct when made and being true and correct at the Closing with the same force and effect as if they had been made on and as of the Closing.

2.2
The Purchaser acknowledges and agrees that the Company reserves the right, in its absolute discretion, to reject this subscription for Units, in whole or in part, at any time prior to the time of Closing. If this subscription is rejected in whole, any cheques or other forms of payment delivered to the Company representing the subscription amount will be promptly returned to the Purchaser without interest or deduction. If this subscription is accepted only in part, a cheque representing any refund of the subscription amount for that portion of the subscription for the Units which is not accepted will be promptly delivered to the Purchaser without interest or deduction.

3. Delivery
Delivery of the certificates representing the Common Shares and Warrants comprising the Units (the “Closing”) shall be completed at the offices of the Company’s legal counsel, Blake, Cassels & Graydon LLP, located at Suite 2600, 595 Burrard Street, Vancouver, British Columbia, V7X 1L3 at 4 p.m. (Vancouver time) on June 20, 2017 (the “Closing Date”), or at such other places, times or dates as may be determined by the Company.

The Purchaser appoints the Company, with full power of substitution, as its true and lawful attorney and agent with full power and authority in its place and stead to:
(a)
act as the Purchaser’s representative at the Closing and to swear, execute, file and record in the Purchaser’s name and on the Purchaser’s behalf any document necessary to accept delivery of the Units on the Closing Date;

(b)	approve any opinions, certificates or other documents addressed to the Purchaser;
(c)	waive, in whole or in part, any representations, warranties, covenants or conditions for the benefit of the Purchaser;
(d)	complete or correct any errors or omissions in this Subscription Agreement on behalf of the Purchaser; and
(e)	receive on the Purchaser’s behalf any certificates representing the Common Shares and Warrants comprising the Units subscribed for hereunder.
4. Purchaser’s Representations, Warranties and Covenants
The Purchaser (on its own behalf and, if applicable, on behalf of each beneficial purchaser for whom the Purchaser is contracting hereunder) represents and warrants to, and covenants with, the Company (and acknowledges that the Company is relying on such representations, warranties and covenants), which representations, warranties and covenants shall survive the Closing, that as at the execution date of this Subscription Agreement and the Closing Date:

4.1	The Purchaser confirms that it:
(a)	has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment in the Units;
(b)	is capable of assessing the merits and risks (including the potential loss of its entire investment) of the proposed investment in the Units;
(c)	is aware of the characteristics of the Units and understands the risks relating to an investment therein; and
(d)	is able to bear the economic risk of loss of its investment in the Units.

4.2	The Purchaser is resident in the jurisdiction set forth in the “Address of Residence” set out on page 1 of this Subscription Agreement and either:
(a) All of the following are met:

(i)
the Purchaser is not a “U.S. Person” (as that term is defined in Rule 902(k) of Regulation S under the United States Securities Act of 1933, as amended (the “1933 Act”)) or a person in the United States of America, its territories or possessions, any State of the United States or District of Columbia (the “United States”), and is not purchasing the Units for the account of or benefit of a U.S. Person or a person in the United States;

(ii)	the Purchaser was not offered the Units in the United States;
(iii)	the buy order for the Purchaser’s Units was not originated, and the Purchaser did not execute or deliver this Subscription Agreement, in the United States;
(iv)
the Purchaser has no intention to distribute either directly or indirectly any of the Units in the United States and will not offer, sell or otherwise transfer, directly or indirectly, any of the Units (or any securities underlying the Units or that may be issued in connection with the Units) or to, or for the account or benefit of, a U.S. Person or person in the United States except pursuant to registration under the 1933 Act and the securities laws of all applicable states or available exemptions therefrom; and

(v)	the Purchaser did not receive the offer to purchase the Units as a result of, nor will it engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act); or
(b)	The conditions set forth in clause (a) above are not met, but one or more of the conditions set forth on Appendix II are met.
4.3
The Purchaser is aware that no prospectus or registration statement has been prepared or filed by the Company with any securities commission or similar authority in connection with the offering of the Units contemplated hereby, and that:

(a)	the Purchaser may be restricted from using most of the civil remedies available under applicable securities laws in Canada;
(b)
the Purchaser may not receive information that would otherwise be required to be provided under applicable securities laws and the Company is relieved from certain obligations that would otherwise be required to be given if a prospectus were provided under applicable securities laws in connection with the Offering; and

(c)	the issuance and sale of the Units to the Purchaser is subject to such sale being exempt from the requirements of applicable securities laws as to the filing of a prospectus or registration statement.
4.4	The Purchaser is purchasing the Units as principal and is:
(a)
an “accredited investor” as defined in National Instrument 45-106 Prospectus Exemptions (“NI 45-106”) and is not a person created or used solely to purchase or hold securities as an “accredited investor” as defined in paragraph (m) of the aforesaid definition of “accredited investor”; or

(b)
purchasing the Units at an acquisition cost to the Purchaser of not less than CDN$150,000 paid in cash, the Purchaser is not an individual and the Purchaser was not created or used solely to purchase or hold securities in reliance on the exemption from the dealer registration requirement or prospectus requirement available under section 2.10 of NI 45-106;

and (i) the Purchaser has duly completed Section I, II or III of, and executed and delivered to the Company, an Appendix “I” – Investor Certificate, and (ii) if the Purchaser is an accredited investor who is an individual, other than an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds CDN$5,000,000, has completed and executed, in duplicate, and delivered one copy to the Company of, an Appendix “I-A” – Risk Acknowledgement Form for Accredited Investors who are Individuals.

Provided, that if the conditions set forth in Section 4.2(a) are not met, the Purchaser shall also complete an Investor Certificate in the form attached as Appendix II.

4.5	If the Purchaser is resident in an international jurisdiction other than the United States then:
(a)
the Purchaser currently has knowledge and experience or has consulted the Purchaser’s own counsel, accountant or investment advisor, with respect to the investment contemplated hereby and applicable securities laws in the international jurisdiction in which the Purchaser resides which would apply to this subscription;

(b)
the delivery of this Subscription Agreement, the acceptance of it by the Company and the issuance of the Units to the Purchaser complies with all laws applicable to the Purchaser, including the laws of such Purchaser’s jurisdiction of residence, and all other applicable laws, and will not cause the Company to become subject to, or require it to comply with, any disclosure, prospectus, filing or reporting requirements under any applicable laws of the international jurisdiction.

(c)
the Purchaser is purchasing the Units in compliance with or pursuant to exemptions from any prospectus, registration or similar requirements under the applicable securities laws of the international jurisdiction in which the Purchaser resides (and the Purchaser shall deliver to the Company such further particulars of such applicable securities laws or exemptions and the Purchaser’s qualifications thereunder as the Company may request), and the purchase and sale of the Units does not trigger any obligation to prepare and file a prospectus, registration statement or similar document, or any other report with respect to such purchase and/or any registration on the part of the Company;

(d)
no applicable securities laws of the international jurisdiction in which the Purchaser resides require the Company to make any filings or seek any approvals of any kind whatsoever from any securities commission or regulatory authority of any kind whatsoever in the jurisdiction of residence of the Purchaser;

(e)
the Purchaser will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the international jurisdiction which will confirm the matters referred to in subparagraphs (a) through (d) above to the satisfaction of the Company, acting reasonably; and

(f)
the Purchaser will not sell or otherwise dispose of any of Units (or any securities underlying the Units or that may be issued in connection with the Units) except in accordance with all applicable securities laws, including, without limitation, the rules, regulations and policies of the Exchange and the OTCQB. If the Purchaser sells or otherwise disposes of any of the Units (or any securities underlying the Units or that may be issued in connection with the Units), the Purchaser will obtain from the person acquiring them a covenant in the same form as provided for in this Subscription Agreement, and the Company shall not have any obligation to register any purported sale or disposition of the Units (or any securities underlying the Units or that may be issued in connection with the Units) which may be in violation of such laws and any such sale, transfer or other disposition shall be null and void and of no force or effect.

4.6	The Purchaser acknowledges that:
(a)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Units;
(b)	there is no government or other insurance covering the Units;
(c)	there are risks associated with the purchase of the Units;
(d)
there are restrictions on the Purchaser's ability to resell the Units (or any securities underlying the Units or that may be issued in connection with the Units) and it is the responsibility of the Purchaser to find out what those restrictions are and to comply with them before selling any of the Units (or any securities underlying the Units or that may be issued in connection with the Units); and

(e)
the Company has advised the Purchaser that the Company is relying on an exemption from the requirements to provide the Purchaser with a prospectus or registration statement and to sell the Units through a person or company registered to sell securities under applicable securities laws and, as a consequence of acquiring the Units pursuant to this exemption, certain protections, rights and remedies provided by the applicable securities laws, including statutory rights of rescission or damages, will not be available to the Purchaser.

4.7	If the Purchaser is not resident in British Columbia, the Purchaser certifies that the Purchaser is not resident in British Columbia and acknowledges that:
(a)	the Purchaser is knowledgeable of, or has been independently advised as to, the Other Applicable Securities Laws (as defined below);
(b)
the Purchaser is purchasing the Units pursuant to exemptions from any prospectus, registration or similar requirements under the Other Applicable  Securities Laws, or, if such is not applicable, the Purchaser is permitted to purchase the Units under the Other Applicable Securities Laws without the need to rely on exemptions; and

(c)	the distribution of the Units to the Purchaser by the Company complies with all of the Other Applicable Securities Laws.
For purposes hereof, “Other Applicable Securities Laws” means, in respect of each and every offer and sale of the Units, the securities legislation having application and the regulations, rules, orders, instruments, notices, directions, rulings and published policy statements of the securities regulatory authorities having jurisdiction over the Purchaser and the Offering, other than the laws of British Columbia which would apply to this subscription, if any.

4.8
The Purchaser is resident in the jurisdiction set forth in the “Address of Residence” set out on page 1 of this Subscription Agreement and the Purchaser will comply with all applicable securities laws and with the policies of the Exchange and the OTCQB concerning the purchase of, the holding of and the resale restrictions on the Units (or any securities underlying the Units or that may be issued in connection with the Units).

4.9
The Purchaser is aware that the offer made by this subscription is irrevocable and requires acceptance by the Company and the acceptance for filing thereof by the Exchange and will not become an agreement between the Purchaser and the Company until accepted by the Company signing in the space above.

4.10
If an individual, the Purchaser has attained the age of majority and is legally competent to execute and deliver this subscription and to take all actions required pursuant hereto and if a corporation, partnership or other entity, the Purchaser has been duly incorporated, created or organized and validly exists under the laws of its jurisdiction of incorporation, creation or organization and all necessary approvals by its directors and shareholders have been obtained for the execution and delivery of this subscription.

4.11
The execution and delivery of this Subscription Agreement and the performance and compliance with the terms hereof will not result in any breach of, or be in conflict with, or constitute a default under, or create a state of facts which after notice or lapse of time or both would constitute a default under, any term or provision of any constating documents, by-laws or resolutions of the Purchaser or any indenture, contract, agreement (whether written or oral), instrument or other document to which the Purchaser is a party or subject, or any judgment, decree, order, statute, rule or regulation applicable to the Purchaser;

4.12
Upon acceptance of this subscription by the Company, this Subscription Agreement, including all exhibits and appendices, will constitute a legal, valid and binding contract of purchase enforceable against the Purchaser in accordance with its terms and will not violate or conflict with the terms of any restriction, agreement or undertaking respecting purchases of securities by the Purchaser.

4.13
The Purchaser’s purchase of the Units has not been made through or as a result of, the distribution of the securities comprising the Units is not being accompanied by and the Purchaser is not aware of, any advertisement of the securities in printed media of general and regular paid circulation, radio, television or electronically.

4.14
No prospectus or offering memorandum within the meaning of applicable securities laws or any other document purporting to describe the business and affairs of the Company has been delivered to the Purchaser in connection with the Offering.

4.15	The Purchaser is entitled under applicable securities laws to purchase such Units without the benefit of a prospectus or registration statement qualified or effective under such securities laws.
4.16	No person has made to the Purchaser any written or oral representation;
(a)	that any person will resell or repurchase any of the Units (or any securities underlying the Units or that may be issued in connection with the Units);
(b)	that any person will refund all or any part of purchase price of the Units;
(c)	as to the future price or value of any of the Units; or

(d)
that any of the Units (or any securities underlying the Units or that may be issued in connection with the Units) will be listed and posted for trading on a stock exchange or marketplace or that application has been made to list and post any of the Units (or any securities underlying the Units or that may be issued in connection with the Units) for trading on a stock exchange or marketplace.

4.17	None of the Units are being purchased by the Purchaser with knowledge of any material fact about the Company that has not been generally disclosed to the public.
4.18
In the case of a person signing this subscription as agent for a disclosed principal, each beneficial Purchaser for whom the agent is purchasing, or is deemed under NI 45-106 to be purchasing, as principal, for its own account and not for the benefit of any other person, and such person is duly authorized to enter into this Subscription Agreement and to execute all documentation in connection with the purchase on behalf of each such beneficial Purchaser.

4.19
The funds representing the aggregate Subscription Price in respect of the Units which will be advanced by or on behalf of the Purchaser to the Company hereunder do not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (for the purposes of this section 4.19 the “PCMLTFA”) and the Purchaser acknowledges and agrees that the Company may be required by law to provide the securities regulators with a list setting forth the identities of the beneficial purchasers of the Units, or disclosure pursuant to the PCMLTFA.  Notwithstanding that the Purchaser may be purchasing Units as agent on behalf of an undisclosed principal, the Purchaser agrees to provide, on request, particulars as to the identity of such undisclosed principal as may be required by the Company in order to comply with the foregoing. To the best of the Purchaser’s knowledge (a) none of the subscription funds provided by or on behalf of the Purchaser (i) have been or will be derived directly or indirectly from or related to any activity that is deemed criminal under the laws of Canada, the United States, or any other jurisdiction, or (ii) are being tendered on behalf of a person or entity who has not been identified to the Purchaser and, (b) the Purchaser will promptly notify the Company if the Purchaser discovers that any of such representations cease to be true, and shall provide the Company with appropriate information in connection therewith.

4.20	The Purchaser is at arm’s-length within the meaning of Securities Laws (as defined herein) of the Company.
4.21
The Purchaser is not, with respect to the Company or any of its affiliates, a “control person”, as defined under applicable securities laws, and the acquisition of the Units hereunder by the Purchaser will not result in the Purchaser becoming a “control person”.

4.22
The Purchaser has been advised to seek tax, investment and independent legal advice and any other professional advice the Purchaser considers appropriate in connection with the Purchaser’s purchase of the Units and the Purchaser confirms that the Purchaser has not relied on the Company or its legal counsel in any manner in connection with the Purchaser’s purchase of the Units.

5. Purchaser's Acknowledgments
5.1
The Purchaser acknowledges and agrees (on its own behalf and, if applicable, on behalf of each beneficial purchaser for whom the Purchaser is contracting hereunder) with the Company (which acknowledgements and agreements shall survive the Closing) that:

(a)	This subscription forms part of a larger Offering.
(b)
The Units are subject to resale restrictions under applicable Securities Laws (defined below) and the Purchaser covenants that it will not resell the Units (or any securities underlying the Units or that may be issued in connection with the Units), except in compliance with such laws and the Purchaser acknowledges that it is solely responsible (and the Company is not in any way responsible) for such compliance. The Purchaser is advised to consult the Purchaser’s own legal advisors in this regard.  For purposes hereof, “Securities Laws” means the Securities Act (British Columbia) (the “B.C. Act”), the 1933 Act, and the rules and regulations promulgated thereunder and all orders, rulings, published policy statements, notices, interpretation notes, directions and instruments thereunder and, if the Purchaser is not resident in British Columbia, also means the Other Applicable Securities Laws.

(c)	The Units are being offered for sale only on a “private placement” basis.
(d)
In purchasing the Units, the Purchaser has relied solely upon publicly available information relating to the Company and not upon any oral or written representation as to any fact or otherwise made by or on behalf of the Company or any other person associated therewith, the decision to purchase the Units was made on the basis of publicly available information.

(e)
The Purchaser's ability to transfer the Units (or any securities underlying the Units or that may be issued in connection with the Units) is limited by, among other things, the Securities Laws and the policies of the Exchange.  In particular the Purchaser acknowledges having been informed that the Units (or any securities underlying the Units or that may be issued in connection with the Units), are subject to resale restrictions under National Instrument 45-102 – Resale of Securities (“NI 45-102”) and may not be sold or otherwise disposed of in Canada for a period of four months and one day from the date of distribution of the Units, unless a statutory exemption is available or a discretionary order is obtained from the applicable Securities Commission allowing the earlier resale thereof, and may be subject to additional resale restrictions if such sale or other disposition would be a “control distribution”, as that term is defined in NI 45-102.  If the Purchaser is not resident in Canada, additional resale restrictions may apply under the Other Applicable Securities Laws. In addition, the policies of the Exchange may require that the Units (or any securities underlying the Units or that may be issued in connection with the Units) not be sold or otherwise disposed of for a period of not less than four months and one day from the Closing Date.

In addition to the foregoing, the Purchaser acknowledges that (i) the Company is a “domestic issuer” for purposes of United States securities laws, (ii) the Units (or any securities underlying the Units or that may be issued in connection with the Units) will constitute “restricted securities” under the 1933 Act and (iii) certificates representing the Common Shares and the Warrants comprising the Units will bear a legend in the form set forth in Section 6.2.  Because the Company is a “domestic issuer” the Units (or any securities underlying the Units or that may be issued in connection with the Units) will continue to be “restricted securities” notwithstanding any resale pursuant to Regulation S.  The U.S. restrictive legend set forth on any certificate representing the Units (or any securities underlying the Units or that may be issued in connection with the Units) will not be removed except in connection with (A) a resale of the Units (or any securities underlying the Units or that may be issued in connection with the Units) pursuant to an effective registration statement under the 1933 Act, or (B) a resale of the Units (or any securities underlying the Units or that may be issued in connection with the Units) pursuant to Rule 144 under the 1933 Act, in each case, irrespective of the holding period set forth above under NI 45-102.

(f)
The representations, warranties, covenants and acknowledgements of the Purchaser contained in this Subscription Agreement, and in any appendices or other documents or materials executed and delivered by the Purchaser hereunder, are made by the Purchaser with the intent that they may be relied upon by the Company and its professional advisors in determining the Purchaser's eligibility to purchase the Units. The Purchaser further agrees that by accepting the Units the Purchaser shall be representing and warranting that the foregoing representations and warranties are true as at the Closing with the same force and effect as if they had been made by the Purchaser at the Closing and that they shall survive the purchase by the Purchaser of the Units and shall continue in full force and effect notwithstanding any subsequent disposition by the Purchaser of the Units (or any securities underlying the Units or that may be issued in connection with the Units).  The Purchaser hereby agrees to indemnify and save harmless the Company and its directors, officers, employees, advisors, affiliates, shareholders and agents, and their respective counsel, against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur and which are caused by or arise from any inaccuracy in, breach or misrepresentation by the Purchaser of, any such representations, warranties and covenants.  The Purchaser undertakes to immediately notify the Company of any change in any statement or other information relating to the Purchaser set forth herein or in an Investor Certificate, as the case may be, that takes place prior to the Closing Date.

(g)
The sale and delivery of the Units to the Purchaser is conditional upon such sale being exempt from the requirement to file a prospectus or registration statement or to prepare and deliver an offering memorandum or similar document under any applicable statute relating to the sale of the Units or upon the issuance of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus or registration statement or preparing and delivering an offering memorandum or similar document.  The Purchaser further acknowledges and agrees that the Company may be required to provide applicable securities regulatory authorities with a list setting forth the identities of the beneficial purchasers of the Units and that the Purchaser will provide, on request, particulars as to the identity of such beneficial purchasers as may be required by the Company in order to comply with the foregoing.

(h)
The Purchaser and, if the person signing this subscription is acting as agent for a disclosed principal, such agent acknowledge and consent to the fact that the Company is collecting the Purchaser’s, and, if applicable, such agent’s personal information (as that term is defined under applicable privacy legislation, including, without limitation, the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar, replacement or supplemental provincial or federal legislation or laws in effect from time to time), for the purpose of completing this Subscription Agreement.  The Purchaser and, if the person signing this subscription is acting as agent for a disclosed principal, such agent acknowledge and consent to the Company retaining such personal information for as long as permitted or required by law or business practices.  The Purchaser and, if the person signing this subscription is acting as agent for a disclosed principal, such agent further acknowledges and consents to the fact that the Company may be required by the Securities Laws, the rules and policies of any stock exchange or the rules of the Investment Industry Regulatory Organization of Canada to provide regulatory authorities, stock exchanges or marketplaces with any personal information provided by the Purchaser or, if applicable, such agent in this Subscription Agreement.  The Purchaser and, if the person signing this subscription is acting as agent for a disclosed principal, such agent represent and warrant that it has the authority to provide the consents and acknowledgements set out in this Subsection 5.1(h).  In addition to the foregoing, the Purchaser and, if the person signing this subscription is acting as agent for a disclosed principal, such agent acknowledge and agree that the Company may use and disclose the Purchaser’s and, if applicable, such agent’s personal information, and consents thereto, as follows:

(i)	for internal use with respect to managing the relationships between and contractual obligations of the Company and the Purchaser;
(ii)	for use and disclosure for income tax related purposes, including without limitation, where required by law, disclosure to the Canada Revenue Agency;
(iii)
disclosure to stock exchanges, marketplaces and securities regulatory authorities and other regulatory bodies having jurisdiction with respect to approval or acceptance for filing of the Offering, reports of trades and similar stock exchange, marketplace or regulatory filings;

(iv)
disclosure to a governmental or other authority to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure;

(v)	disclosure to professional advisers of the Company in connection with the performance of their professional services;
(vi)	disclosure to any person where such disclosure is necessary for legitimate business reasons;
(vii)	disclosure to a court determining the rights of the parties under this Subscription Agreement; or
(viii)	for use and disclosure as otherwise required or permitted by law.
(i)
The Purchaser is aware of the characteristics of the Units and the risks relating to an investment therein and agrees that the Purchaser must bear the economic risk of his, her or its investment in the Units.

(j)	The Purchaser has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of the Purchaser’s proposed investment in the Units.
(k)	This subscription is conditional upon its acceptance by the Company and the Subscription Agreement is conditional upon the acceptance of the Offering for filing by the Exchange.
(l)
The Purchaser is aware that (i) the Company may complete additional financings in the future in order to develop the Company’s business and to fund its ongoing development, (ii) there is no assurance that such financings will be available and, if available, on reasonable terms, (iii) any such future financings may have a dilutive effect on the Company’s securityholders, including the Purchaser, and (iv) if such future financings are not available, the Company may be unable to fund its on-going development and the lack of capital resources may result in the failure of the Company’s business.

(m)	A finder’s fee may be payable by the Company to any finder who introduces a purchaser to the Company and such person’s Subscription Agreement is accepted by the Company.
(n)
The Purchaser is aware that the Offering is not subject to a minimum aggregate subscription amount, and the Company may close the Offering for less than the maximum aggregate amount indicated or may increase the size of the Offering.

6. Resale Restrictions and Legending of Securities
6.1
In addition to the acknowledgements given in Article 5 hereof, the Purchaser acknowledges that the Units (or any securities underlying the Units or that may be issued in connection with the Units) will be subject to statutory and Exchange imposed resale restrictions.

6.2
The Purchaser acknowledges that the Common Shares and Warrants and, if any Warrants are exercised prior to the expiry of the statutory or Exchange imposed resale restrictions, any Warrant Shares, will have attached to them whether through the electronic deposit of CDS, an ownership statement issued under a direct registration system or other electronic book-entry system, or on certificates that may be issued, as applicable, a legend setting out the resale restrictions under applicable securities legislation substantially in the following form and with the information completed:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [INSERT THE DATE THAT IS FOUR MONTHS AND ONE DAY AFTER THE CLOSING DATE.]”

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAW.  THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF SILVER BULL RESOURCES, INC. (THE “COMPANY”) THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT AND IN COMPLIANCE WITH ANY APPLICABLE LOCAL SECURITIES LAWS AND REGULATIONS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT HOLDER HAS DELIVERED TO THE COMPANY AND THE REGISTRAR AND TRANSFER AGENT AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY AND THE REGISTRAR AND TRANSFER AGENT TO SUCH EFFECT.”

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE (THE “TSX”); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF THE TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON THE TSX.”
6.3
The Purchaser acknowledges that the Units are being offered pursuant to an exemption from the registration requirements of the 1933 Act pursuant to Regulation S or Regulation D.  The Purchaser further acknowledges that the Units (or any securities underlying the Units or that may be issued in connection with the Units) have not been registered under the 1933 Act or the securities laws of any State of the United States and that the Company does not intend to register any of the Units (or any securities underlying the Units or that may be issued in connection with the Units) under the 1933 Act or the securities laws of any state of the United States and has no obligation to do so. The Units may not be offered or sold to a U.S. Person or a person in the United States unless registered in accordance with United States federal securities laws and all applicable state securities laws or exemptions from such requirements are available.

6.4
THE PURCHASER ACKNOWLEDGES THAT THE COMPANY BEARS NO RESPONSIBILITY FOR THE REMOVAL OF RESALE RESTRICTIONS OR LEGENDS ON SECURITIES AND THAT THE RESPONSIBILITY FOR COMPLIANCE AND COST WITH SUCH RESTRICTIONS OR THE REMOVAL OF LEGENDS IS TO BE BORNE BY THE PURCHASER AND NOT THE COMPANY.

7. Company's Representations, Warranties and Covenants
7.1	The Company hereby represents and warrants to the Purchaser that:
(a)	the Company is a valid and subsisting corporation duly incorporated and in good standing under the Nevada Revised Statutes (Nevada);
(b)	it will reserve or set aside sufficient shares in its treasury to issue the Common Shares and Warrant Shares; and
(c)
no general solicitation or general advertising with respect to the sale of the Units offered hereby or of any of the securities of the Company has been made or is being made in relation to or in conjunction with the distribution pursuant to the Offering.

7.2	The Company shall perform and carry out all of the acts and things to be completed by it as provided in this Subscription Agreement.
8. General
8.1	Time shall, in all respects, be of the essence hereof.
8.2
The Purchaser authorizes the Company to complete or correct any errors or omissions in this Subscription Agreement or of Appendix “I” – Investor Certificate to this Subscription Agreement, which are required to be completed and executed by the Purchaser and delivered to the Company hereunder.

8.3	All references herein to monetary amounts are to lawful money of Canada, unless indicated otherwise.
8.4	The headings contained herein are for convenience only and shall not affect the meaning or interpretation hereof.
8.5
Except as expressly provided for in this Subscription Agreement and in the agreements, instruments and other documents provided for, contemplated or incorporated herein, this Subscription Agreement constitutes the only agreement between the parties with respect to the subject matter hereof and shall supersede any and all prior negotiations and understandings.  This Subscription Agreement may be amended or modified in any respect by written instrument only.

8.6
The terms and provisions of this Subscription Agreement shall be binding upon and enure to the benefit of the Purchaser, the Company and their respective successors and assigns; provided that, except as herein provided, this Subscription Agreement shall not be transferable or assignable by any party without the written consent of the other.

8.7
This Subscription Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein and the parties hereto hereby irrevocably attorn to the exclusive jurisdiction of the courts of the Province of British Columbia.

8.8
This Subscription Agreement is intended to and shall take effect on the date of acceptance of the subscription by the Company, notwithstanding its actual date of execution or delivery by any of the parties hereto, and shall be dated for reference as of the date of such acceptance by the Company.

8.9
The Company shall be entitled to rely on delivery of a facsimile or electronic copy of an executed subscription and acceptance by the Company of such subscription shall be legally effective to create a valid and binding Agreement between the Purchaser and the Company in accordance with the terms hereof.

8.10
The Purchaser acknowledges and agrees that all costs incurred by the Purchaser (including any fees and disbursements of counsel retained by the Purchaser) relating to the sale of the Units to the Purchaser shall be borne by the Purchaser.

8.11
The Purchaser acknowledges that the Purchaser has consented to and requested that all documents evidencing or relating in any way to the issuance of the Units be drawn up in the English language only.  Le soussigne reconnait par les presentes avoir consenti et exige que tous les documents faisant foi ou se rapportant de quelque maniere a la vente des titres offerts soient rediges en anglais seulement.

8.12
Each of the parties hereto upon the request of the other parties hereto, whether before or after the Closing, shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, documents, assignments, transfers, conveyances, powers of attorney and assurances as reasonably may be necessary or desirable to complete, better evidence, or perfect the transactions contemplated herein.

9. Method of Payment
Payment for the Units subscribed for (the “Subscription Amount”) must accompany this subscription and shall be paid by certified cheque, bank draft or by wire transfer (which subscription amount shall include any wire transfer fees payable) to:
Canadian Dollars Beneficiary bank: Beneficiary bank address: Transit #: Institution #: SWIFT: Beneficiary name: Beneficiary account:

10. Execution
This Subscription Agreement may be executed in any number of counterparts and may be executed and delivered by facsimile or other electronic means, all of which when taken together shall be deemed to be one and the same document.

APPENDIX “I”
INVESTOR CERTIFICATE
(TO BE COMPLETED BY ALL PURCHASERS)
Reference is made to the subscription agreement between Silver Bull Resources, Inc. (the “Company”) and the undersigned (the “Purchaser”) of which this Appendix “I” – Investor Certificate, once executed, forms a part (the “Subscription Agreement”).  Upon execution of this Investor Certificate by the Purchaser, this Investor Certificate shall be incorporated into and form a part of the Subscription Agreement.  For purposes hereof, certain definitions are included below for convenience.
In addition to the covenants, representations and warranties contained in the Subscription Agreement, the undersigned Purchaser represents, warrants and certifies to the Company that the Purchaser is purchasing as principal and qualifies to purchase under National Instrument 45-106 Prospectus Exemptions (“NI 45-106”), or otherwise, by reason of the fact that the Purchaser falls into one or more of the subparagraphs set out below, the Purchaser having initialled the applicable subparagraph or subparagraphs, and is:
I.
If the Purchaser is not an individual, is subscribing for $150,000 or more and is an entity not created or used solely to purchase or hold securities, please complete Section I – Minimum $150,000 Investment below.

II.	If the Purchaser does not meet the requirements of Section I but is an Accredited Investor, please make the appropriate selection under Section II –Accredited Investor below.
III.	If none of the above applies, please make the appropriate selection under Section III – Employees, Officers, Directors and Consultants below.

I. MINIMUM $150,000 INVESTMENT
(a)
A non-individual purchaser purchasing securities having an acquisition cost of not less than $150,000 paid in cash and was not created or used solely to purchase or hold securities in reliance on the exemption from the dealer registration requirement or prospectus requirement available under section 2.10 of NI 45-106;

II. ACCREDITED INVESTOR
the Purchaser is an “Accredited Investor” as such term is defined in NI 45-106, and as at the Closing, the Purchaser and any beneficial subscriber, as applicable, falls within the following categories:
(a)	a Canadian financial institution, or a Schedule III bank;
(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);
(c)
a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

(d)	a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer;
(e)	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

(e.1)
an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;
(g)
a municipality, public board or commission in Canada or a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;

(h)	a national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or an agency of that government;
(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;
(j)
an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000[1] [The Purchaser is required to complete the Risk Acknowledgement Form for Accredited Investors who are Individuals at Appendix I-A hereto];

(j.1)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000[3];
(k)
an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year[2] [The Purchaser is required to complete the Risk Acknowledgement Form for Accredited Investors who are Individuals at Appendix I-A hereto];

1 For purposes of this certificate, (i) “financial assets” means cash, securities, or any contract of insurance or deposit or evidence thereof that is not a security for the purposes of securities legislation, and (ii) “related liabilities” means liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets and liabilities that are secured by financial assets. If this category is being relied upon, a signed risk acknowledgment form, Form 45-106F9, attached hereto as Appendix “I”, must be obtained by the seller and retained for 8 years following the distribution. It will not be sufficient for a seller to accept standard representations in a subscription agreement or an initial beside a category on Form 45-106F9 unless the seller has taken reasonable steps to verify the representations made by the purchaser. Such steps would include: (i) reviewing the list of purchasers prior to the distribution to identify each of the purchasers; (ii) understanding the criteria of the exemption and using background information and available knowledge of the purchasers to verify that the criteria are met; and (iii) where additional information is required to confirm the criteria of the exemption are met, following up with questions about the purchaser’s net income, financial assets or net assets, or other questions to elicit details about the purchaser’s financial circumstances. If the seller still has concerns after asking such questions, the seller may ask to see documentation that independently confirms the purchaser’s claims such as the most recent financial statement for a corporate subscriber or the most recent tax return for an individual purchaser. The seller should retain documentation to evidence the steps the seller has taken to verify the availability of the exemption.
2 If this category is being relied upon, a signed risk acknowledgment form, Form 45-106F9, attached hereto as Appendix “I”, must be obtained by the seller and retained for 8 years following the distribution. It will not be sufficient for a seller to accept standard representations in a subscription agreement or an initial beside a category on Form 45-106F9 unless the seller has taken reasonable steps to verify the representations made by the purchaser. Such steps would include: (i) reviewing the list of purchasers prior to the distribution to identify each of the purchasers; (ii) understanding the criteria of the exemption and using background information and available knowledge of the purchasers to verify that the criteria are met; and (iii) where additional information is required to confirm the criteria of the exemption are met, following up with questions about the purchaser’s net income, financial assets or net assets, or other questions to elicit details about the purchaser’s financial circumstances. If the seller still has concerns after asking such questions, the seller may ask to see documentation that independently confirms the purchaser’s claims such as the most recent financial statement for a corporate subscriber or the most recent tax return for an individual purchaser. The seller should retain documentation to evidence the steps the seller has taken to verify the availability of the exemption.

(l)
an individual[3] who, either alone or with a spouse[3], has net assets of at least $5,000,000 [The Purchaser is required to complete the Risk Acknowledgement Form for Accredited Investors who are Individuals at Appendix I-A hereto];

(m)
a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements and such person has not been created or used solely to purchase or hold securities as an accredited investor;

Note: If you fall within this category (m), please provide the most recently prepared financial statements confirming this category.
(n)	an investment fund that distributes or has distributed its securities only to;
(i)	a person that is or was an accredited investor at the time of the distribution;
(ii)
a person that acquires or acquired securities in the circumstances referred to in sections 2.10 of NI 45-106 [Minimum amount investment], and 2.19 of NI 45-106 [Additional investment in investment funds], or

(iii)	a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 of NI 45-106 [Investment fund reinvestment];
(o)
an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator, or, in Québec, the securities regulatory authority has issued a receipt;

(p)
a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

(q)
a person acting on behalf of a fully managed account[4] managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction;

(r)
a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded[5];

3 For purposes of this certificate, the term “spouse” means an individual who (i) is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada) from the other individual, (ii) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or (iii) in Alberta, is an individual referred to in paragraph (i) or (ii) above, or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta).
4 A “fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction.
5 For the purposes of this certificate, an “eligibility adviser” means (a) a person that is registered as an investment dealer and authorized to give advice with respect to the Purchased Securities; and (b) in Saskatchewan or Manitoba, also means a lawyer who is a practising member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or management accountants control persons, and (b) has not acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person or company that has acted for or been retained by the Issuer or any of its directors, executive officers, founders or control persons within the previous 12 months.in a jurisdiction of Canada, provided that the lawyer or public accountant (a) does not have a professional, business or personal relationship with the Issuer, or any of its directors, executive officers, founders or control persons, and (b) has not acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person or company that has acted for or been retained by the Issuer or any of its directors, executive officers, founders or control persons within the previous 12 months.

(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;
(t)
a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser;
(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor; or
(w)
a trust established by an accredited investor for the benefit of the accredited investor's family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor's spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor's spouse or of that accredited investor's former spouse.

III. EMPLOYEES, OFFICERS, DIRECTORS AND CONSULTANTS
(a)	an employee, executive officer, director or consultant of the Company;
(b)	an employee, executive officer, director or consultant of a related entity of the Company; or
(c)	a permitted assign of a person referred to in paragraphs (a) or (b).

The representations, warranties, statements and certifications made in this Certificate are true and accurate as of the date of this Certificate and will be true and accurate as of the Closing and the Purchaser acknowledges that this certificate is incorporated into and forms part of the subscription agreement to which it is attached.  If any such representation, warranty, statement or certification becomes untrue or inaccurate prior to the Closing, the undersigned Purchaser shall give the Company immediate written notice thereof.

DATED____________________, 2017.

Witness (If Purchaser is an individual)	Name of Purchaser [Please Print]

Name of Witness [Please Print]	Signature of Purchaser or Authorized Signatory of Purchaser
Name and Office of Authorized Signatory of Purchaser [Please Print]
Address of Purchaser

Definitions

In this Investor Certificate, the following definitions are included for convenience:

“affiliate” means an issuer connected with another issuer because

(a) one of them is the subsidiary of the other, or
(b) each of them is controlled by the same person;

“director” means

(a)	a member of the board of directors of a company or an individual who performs similar functions for a company; and
(b)	with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;

“executive officer” means, for an issuer, an individual who is

(a)	a chair, vice-chair or president,
(b)	a vice-president in charge of a principal business unit, division or function including sales, finance or production, or
(c)	performing a policy-making function in respect of the issuer;

“financial assets” means

(a)	cash,
(b)	securities, or
(c)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation

“foreign jurisdiction” means a country other than Canada or a political subdivision of a country other than Canada;

“jurisdiction” means a province or territory of Canada except when used in the term foreign jurisdiction;

“permitted assign” means, for a person that is an employee, executive officer, director or consultant of an issuer or of a related entity of the issuer,

(a)	a trustee, custodian, or administrator acting on behalf of, or for the benefit of the person,
(b)	a holding entity of the person,
(c)	a registered retirement savings plan or registered retirement income fund of the person,
(d)	a spouse of the person,
(e)	a trustee, custodian, or administrator acting on behalf of, or for the benefit of the spouse of the person,
(f)	a holding entity of the spouse of the person, or
(g)	a registered retirement savings plan or registered retirement income fund of the spouse of the person;

“person” includes

(a)	an individual,
(b)	a corporation,
(c)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and
(d)	an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

“related entity” means, for an issuer, a person that controls or is controlled by the issuer or that is controlled by the same person that controls the issuer;

“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

“spouse” means, an individual who,

(a)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual;
(b)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender; or
(c)	in Alberta, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta);

“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary; and

“voting security” means any security which:

(a)	is not a debt security; and
(b)	carries a voting right either under all circumstances or under some circumstances that have occurred and are continuing.

APPENDIX “I-A”

(ALL INVESTORS WHO ARE INDIVIDUALS)

Form 45-106F9

Risk Acknowledgement Form for Accredited Investors who are Individuals

WARNING!
This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment

First and last name (please print):	
Signature:	Date:
SECTION 5 TO BE COMPLETED BY THE SALESPERSON	
5. Salesperson information	
[Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer, a registrant or a person who is exempt from the registration requirement.]	
First and last name of salesperson (please print):	
Telephone:	Email:
Name of firm (if registered):	
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER	
6. For more information about this investment	

For investment in a non-investment fund

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

Form instructions:
1.  The information in sections 1, 5 and 6 must be completed before the purchaser completes and signs the form.
2.  The purchaser must sign this form. Each of the purchaser and the issuer or selling security holder must receive a copy of this form signed by the purchaser. The issuer or selling security holder is required to keep a copy of this form for 8 years after the distribution.

APPENDIX II
(U.S. INVESTORS)
Reference is made to the subscription agreement between Silver Bull Resources, Inc. (the “Company”) and the undersigned (the “Purchaser”) of which this Appendix “II” – Investor Certificate, once executed, forms a part (the “Subscription Agreement”).  Upon execution of this Investor Certificate by the Purchaser, this Investor Certificate shall be incorporated into and form a part of the Subscription Agreement.

In addition to the covenants, representations and warranties contained in the Subscription Agreement, the undersigned Purchaser represents, warrants and certifies to the Company that the Purchaser is purchasing as principal and qualifies to purchase as an accredited investor pursuant to Regulation D under the Securities Act of 1933 (“U.S. Securities Act”).  The undersigned certifies as follows (check all that apply):
___________ I am a natural person whose individual net worth, or joint net worth with my spouse, exceeds US$1,000,000. For purposes of this item, "net worth" means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person's primary home) over total liabilities. Total liabilities excludes any mortgage on the primary home in an amount of up to the home's estimated fair market value as long as the mortgage was incurred more than 60 days before the date the securities are purchased, but includes (i) any mortgage amount in excess of the home's fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the closing date for the sale of securities for the purpose of investing in the securities.
____________ I am a natural person who had individual income exceeding US$200,000 in each of the last two calendar years and I have a reasonable expectation of reaching the same income level in the current calendar year. For purposes of this item, "income" means annual adjusted gross income, as reported for federal income tax purposes, plus (i) the amount of any tax-exempt interest income received; (ii) the amount of losses claimed as a limited partner in a limited partnership; (iii) any deduction claimed for depletion; (iv) amounts contributed to an IRA or Keogh retirement plan; (v) alimony paid; and (vi) any gains excluded from the calculation of adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code of 1986, as amended.
____________ I am a natural person who had joint income with my spouse exceeding US$300,000 in each of the last two calendar years and I have a reasonable expectation of reaching the same income level in the current calendar year, as defined above.  For the purposes of this item, “income” has the meaning set forth above.
____________ I am currently a director, executive officer or general partner of the Company, or a director, executive officer or general partner of a general partner of the Company.  For purposes of this item, “executive officer” means the president; any vice president in charge of a principal business unit, division or function, such as sales, administration or finance; or any other person or persons who perform(s) similar policymaking functions for the Company.
____________ The undersigned is a bank as defined in Section 3(a)(2) of the U.S. Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the U.S. Securities Exchange Act of 1934, as amended or any insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of US$5,000,000; any employee benefit plan within the meaning of the Title 1 of the United States Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.
____________  The undersigned is a private business development corporation as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940.
____________  The undersigned is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, limited liability company or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US$5,000,000.
____________  The undersigned is a trust, with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment.
____________  The undersigned is an entity in which all of the equity owners are accredited investors.

The representations, warranties, statements and certifications made in this Certificate are true and accurate as of the date of this Certificate and will be true and accurate as of the Closing and the Purchaser acknowledges that this certificate is incorporated into and forms part of the subscription agreement to which it is attached.  If any such representation, warranty, statement or certification becomes untrue or inaccurate prior to the Closing, the undersigned Purchaser shall give the Company immediate written notice thereof.

DATED _____________________, 2017.

Witness (If Purchaser is an individual)	Name of Purchaser [Please Print]

Name of Witness [Please Print]	Signature of Purchaser or Authorized Signatory of Purchaser
Name and Office of Authorized Signatory of Purchaser [Please Print]
Address of Purchaser